UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-21582

(Investment Company Act File Number)

XAI Madison Equity Premium Income Fund

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2024

Item 1.	Reports to Stockholders.

(a)

XA INVESTMENTS

XAI Madison Equity Premium Income Fund

Annual Report

December 31, 2024

MCN

MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

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MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Shareholder Letter

Dear Shareholder:

We thank you for your investment in the XAI Madison Equity Premium Income Fund (formerly the Madison Covered Call & Equity Strategy Fund) (the “Fund”). This report covers the fiscal year ended December 31, 2024 (the “Period”).

On December 2, 2024, the Fund appointed XA Investments LLC as its investment adviser, and it also retained Madison Asset Management, LLC as its sub-adviser. This transition has not impacted the Fund’s portfolio management team, ensuring consistency in the Fund’s investment approach. Additionally, the Fund changed its corporate name from Madison Covered Call & Equity Strategy to the XAI Madison Equity Premium Income Fund.

During the Period, the Fund declared quarterly distributions totaling an aggregated $0.72 per common share. The quarterly distribution of $0.18 per common share declared on December 2, 2024, represented an annualized distribution rate of 10.73% based on the Fund’s closing market price of $6.71 per common share on December 31, 2024.

As we navigate the dynamic market environment, we remain committed to our 20-year track record of delivering lower volatility and strong cash flows for our shareholders. The partnership with XA Investments and the continued expertise of Madison Asset Management position the Fund well to pursue attractive investment opportunities in the coming year.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.xainvestments.com/MCN.

Sincerely,

Kimberly Flynn

President

XA Investments LLC

February 15, 2025

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MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Management‘s Discussion of Fund Performance

Covered Call strategies, by their nature, are defensive. They are structured to knowingly sacrifice a portion of upside growth potential to provide additional downside protection. The XAI Madison Equity Premium Income Fund (the “Fund”) pursues these strategies by owning a very high-quality portfolio of individual equities and selling equity call options on the portfolio holdings. The Fund provides a total return platform which seeks capital appreciation and a high distribution rate which is primarily sourced from selling call options and realizing capital gains on the underlying portfolio. It is a relatively concentrated, actively managed portfolio providing a defensive way to participate in U.S. equity markets.

Does This Party Ever End?

In the post-Covid era, ultra-loose monetary and fiscal policies have contributed to one helluva party in equity markets. Even when interest rates began rising on inflation fears in 2022, the party paused for a short time only to find resurgence in the name of “Artificial Intelligence”. AI has been the driver of the party since late 2022 but only a handful of participants are getting the most out of the celebration. The so called “Magnificent 7”, the 7 seven largest stocks by market capitalization in the S&P 500, dominated performance throughout 2024 at an unprecedented scale. At year end, these 7 behemoths alone represented 33.4% of the total S&P 500. Led by “AI” chip manufacturer Nvidia, this small group of companies were the primary drivers of the overall market’s return. During some periods, specifically in the 2nd and 4th quarters of the year, the remaining stocks within the index had negative returns while the “Mag 7” skyrocketed as noted in the chart below.

S&P 500 – Mag 7 Dominance
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
17.14%
9.34%
10.55%
16.92%
-0.70%
4.28%
5.43%
7.69%
5.89%
15.89%
-0.35%
2.39%
Q1
Q2
Q3
Q4
Mag 7
S&P Ex-Mag 7
S&P 500

Source: Madison Investments

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MCN  |  XAI Madison Equity Premium Income Fund  |  Management’s Discussion of Fund Performance - continued  |  December 31, 2024

The Mag 7 stocks rose more than 67% in 2024, allowing the S&P 500 to post a 25% return, its 2nd consecutive year of 20%+ gains, a feat not accomplished since the Dotcom Bubble in 1997/98. Back then, the market was growing progressively more concentrated in large technology and telecom stocks and was getting increasingly expensive from a price to earnings ratio perspective. The market’s exuberance continued through 1999 before collapsing in early 2000, leading to a significant bear market which ended in early 2003 after the market lost almost 50% of its value. The chart below shows the market’s forward P/E ratio going back to 1990. The market’s current valuation has only been exceeded in 2 periods, the dotcom bubble and briefly during Covid when earnings shrank dramatically as the global economy shut down. The market is currently more expensive than at the end of 2021, a year that ended in a similarly concentrated Mag 7 rally. That was followed in 2022 by a meaningful contraction in P/E multiples and a 20%+ market decline even though company and economic fundamentals remained fairly strong.

S&P 500 – Forward P/E Ratio

Tech/Telecom Bubble
COVID
Earnings Disappear
2022 P/E contraction with
no earnings degradation
25
20
15
10
1990-1994
1995-1999
2000-2004
2005-2009
2010-2014
2015-2019
2020-2024

Source: Madison Investments

So, does the party continue for a while longer as it did in the late 1990’s or does a multiple contraction occur sooner as in 2022? In either case, it is clear that markets do not remain this expensive for a long period of time and the subsequent valuation contractions can be very significant. While our strategy is defensive in its nature, we have been very concerned about the market’s high valuation levels for some time now and, as such, we have missed much of the upside that came from the Mag 7 moonshot. While frustrating that we did not participate as much as hoped, we remain true to our objective of providing a solid income stream and downside protection in times of market stress.

How did the Fund perform given the marketplace conditions during 2024?

While “Big Tech” and “AI” were throwing the party, much of the rest of the market proved to be wallflowers. So, in terms of keeping up, one had to be aggressively focused on a narrow and increasingly concentrated group of companies. Given the defensive nature of the Fund’s strategy and concerns about high valuations within the Technology sector, the Fund was not positioned to fully participate in the “AI” boom of 2024. While it is normal for a covered call strategy to lag in a strongly upward trending market, the highly concentrated nature of the market’s rise

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MCN  |  XAI Madison Equity Premium Income Fund  |  Management’s Discussion of Fund Performance - continued  |  December 31, 2024

resulted in a more pronounced gap between the overall market and Fund returns. Other than a relatively small decline in April due to a lack of Federal Reserve action and a further minor correction in July due to Yen carry trade concerns, there was little opportunity for the Fund to gain ground versus the market index. While the Fund’s defensive posture did result in protection during those few market hiccups, the upward surges during the rest of the period proved difficult to overcome. Over the full year, the S&P 500 rose 25% while the CBOE S&P 500 Buy-Write Index (BXM) rose 20.1%. In comparison, the Fund NAV gained 3.7% and on a stock price basis, the Fund declined 1.5%.

The Fund has consistently maintained a very defensive position for much of the year, primarily due to market valuation concerns and our expectations that interest rates would remain higher for longer. Although we believe that both assessments were ultimately correct, the short-term animal spirits of the market continued to drive prices higher. The most significant divergence between the Fund and market returns occurred during the 1st quarter of the year during which the market surged almost 11% on rate-cut expectations that did not ultimately occur until much later in the year and on a much smaller scale than expected. The Fund also lagged during the 2nd and 4th quarters as those periods were completely dominated by the performance of the “Mag 7” mega-caps. Ultimately, not having significant exposure to the “Mag 7” and the sectors in which they dominate, was the major contributing factor in the Fund’s inability to more fully participate.

Over the full year, the Fund’s cash allocation and call option coverage detracted from relative returns as would be expected in a strong upward trending market. Option coverage remained consistently elevated throughout the year as we anticipated greater volatility and negative market sentiment than what ultimately occurred. Cash levels remained higher than normal as rising markets led to significant option assignment activity. While the Fund reinvested cash opportunistically, it became more challenging to find companies that met our valuation criteria. We anticipate more aggressively reinvesting as opportunities arise, particularly as we expect the impact of past monetary and fiscal tightening to negatively impact the economy moving forward. We also believe that at current extreme market valuation, there is greater downside risk versus further upward momentum.

The Fund came into the year with a tilt toward defensive sectors and less exposure to the higher flying and expensive Technology and Communication Services sectors. This gave the Fund a decidedly value oriented tilt which was not favorable given the robust move in growth stocks. We expect that as the economy weakens, the Fund’s value posture will help defend in a potentially weaker market environment. We are, however, prepared to move to a more balanced approach once the market environment allows. As noted, the Fund focused on defending during the year and, as such, stock selection was negatively impacted by this positioning. With “Mag7” stocks rising over 67% during the year, overall stock selection within the Fund was as much driven by what was not owned rather than what was owned. “Mag 7” stocks also dominate the market’s sector exposure with Apple, Microsoft and Nvidia making up 60% of the Technology sector, Amazon and Tesla representing 57% of the Consumer Discretionary sector and Google and Meta representing 70% of the Communication Services sector. Many individual companies that lagged market performance were housed within traditionally defensive areas such as Consumer Staples, Health Care and Utilities.

Describe the Fund’s portfolio equity and option structure:

As of December 31, 2024, the Fund held 45 equity securities and unexpired covered call options had been written against 87.7% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, and, as of December 31, 93% of the Fund’s call options (43 of 46 different options) remained “out-of-the-money”. (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) On average, the call options in the Fund were 9.7% out-the-money at year end with an average time to expiration of 50.4 days.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Management’s Discussion of Fund Performance - continued  |  December 31, 2024

Which sectors are prevalent in the Fund?

From a sector perspective, the Fund’s largest exposure as of December 31, 2024 was to the Information Technology sector, followed by Health Care, Consumer Staples, Consumer Discretionary, Energy, Financials and Industrials. The most significant divergences from the sector weightings of the S&P 500 were over-weightings in the Energy, Consumer Staples and Health Care sectors and under-weightings in the Information Technology, Financials and Communication Services sectors.

Discuss the Fund’s security and option selection process:

The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

Discuss how risk is managed through the Fund’s investment process:

Risk management is a critical component of the investment manager’s overall philosophy and investment process. The primary means for managing risk are as follows:

1. Focus on the underlying security. The manager’s bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s “growth-at-a-reasonable-price (GARP) philosophy is specifically tuned to such valuation discipline.

2. Active covered call writing. The manager actively sells (writes) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on the manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the manager may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The manager may also sell call options on a greater percentage of the portfolio to provide for more downside protection. Following a

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MCN  |  XAI Madison Equity Premium Income Fund  |  Management’s Discussion of Fund Performance - continued  |  December 31, 2024

market downturn, the manager may sell options further out of the money to allow the Fund to benefit from a market recovery. In such an environment, the manager may also determine that a lesser percentage of the portfolio be covered by call options to more fully participate in market upside.

3. Cash management and timing. Generally, the manager believes that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short-term nature of call options can lead to the assignment or sale of underlying stock positions on a regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the Fund’s cash position following a period of very strong stock performance. Given the manager’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher-than-normal cash levels, however, it is the manager’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.

What is management’s outlook for the market and the Fund in 2025?

Clearly, the market is extremely concentrated, near peak historic valuations and monetary/fiscal stimuli are very unlikely to be as ultra-loose as they have been in recent years. The best-case scenario is that the “AI” fever keeps the largest stocks in the market moving higher despite their lofty valuations. This would look a lot like the 1999 extension of the dotcom bubble. As investor complacency builds even beyond current levels, the market’s upward trend will ultimately become unsustainable. “AI” is an amazing technological advancement that could significantly enhance economic and human achievement. However, at present, the benefits are rather benign. The true potential of “AI” will take many years or decades to potentially bear real fruit. In the meantime, Nvidia sells many chips which are purchased by Google, Meta, Microsoft, Amazon, etc. who are committing hundreds of billions of dollars in capital expenditures for data centers and computing power. Ultimately, these companies will have to achieve a return on these huge investments. Whether that happens is uncertain today. It is distinctly possible that the hot early investment stage of this new technology will cool off until real economic gains can be discerned. In other words, the “AI” boom could pause just like the internet boom paused in 2000. Without “AI” as the over-riding driver of market gains and with less monetary/fiscal stimulus, the perfection that is currently priced into market levels could be rather dangerous.

Although we are certainly frustrated and disappointed that the Fund positioning has not been conducive to capturing more of the market’s upside, we are also steadfast in our focus on being defensively postured in what we believe to be an unsustainable market environment. Covered call writing, after all, is a defensive equity strategy and we will remain consistent to that mandate.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Management’s Discussion of Fund Performance - concluded  |  December 31, 2024

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/24
Communication Services	4.3%
Consumer Discretionary	11.0%
Consumer Staples	11.5%
Energy	10.6%
Financials	7.8%
Health Care	15.7%
Industrials	6.1%
Information Technology	17.7%
Materials	2.7%
Real Estate Investment Trusts (REITs)	2.5%
Short Term Investments	7.4%
Utilities	2.7%
TOP TEN EQUITY HOLDINGS AS OF 12/31/24
% of Total Investments
Las Vegas Sands Corp.	4.5%
PayPal Holdings, Inc.	3.1%
Medtronic PLC	3.0%
Transocean Ltd.	3.0%
ConocoPhillips	2.8%
AES Corp.	2.7%
Barrick Gold Corp.	2.7%
Hershey Co.	2.7%
Nordstrom, Inc.	2.7%
Accenture PLC	2.6%
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MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Schedule of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 94.0%
Communication Services - 4.4%
Alphabet, Inc., Class C(A)	18,500	$3,523,140
Comcast Corp., Class A(A)	51,500	1,932,795
Lumen Technologies, Inc.*	124,000	658,440
		6,114,375
Consumer Discretionary - 11.2%
Las Vegas Sands Corp.(A)	123,900	6,363,504
Lowe’s Cos., Inc.(A)	8,700	2,147,160
Nordstrom, Inc.(A)	156,000	3,767,400
Ross Stores, Inc.(A)	21,500	3,252,305
		15,530,369
Consumer Staples - 11.6%
Archer-Daniels-Midland Co.	55,500	2,803,860
Constellation Brands, Inc., Class A(A)	13,000	2,873,000
Dollar Tree, Inc.* (A)	42,500	3,184,950
Hershey Co.(A)	22,000	3,725,700
PepsiCo, Inc.(A)	23,400	3,558,204
		16,145,714
Energy - 10.8%
APA Corp.(A)	133,700	3,087,133
ConocoPhillips(A)	40,000	3,966,800
Matador Resources Co.(A)	65,000	3,656,900
Transocean Ltd.* (B)	1,140,000	4,275,000
		14,985,833
Financials - 7.9%
Charles Schwab Corp.(A)	29,000	2,146,290
CME Group, Inc.(A)	10,000	2,322,300
PayPal Holdings, Inc. * (A)	51,300	4,378,455
Visa, Inc., Class A(A)	7,000	2,212,280
		11,059,325
Health Care - 16.0%
Abbott Laboratories(A)	27,000	3,053,970
Agilent Technologies, Inc.(A)	25,000	3,358,500
CVS Health Corp.(A)	48,500	2,177,165
Danaher Corp.(A)	13,000	2,984,150
Johnson & Johnson(A)	14,000	2,024,680
Labcorp Holdings, Inc.(A)	9,500	2,178,540
Medtronic PLC(A)	53,300	4,257,604
Pfizer, Inc.(A)	74,000	1,963,220
Solventum Corp.*	3,125	206,438
		22,204,267
Industrials - 6.2%
Automatic Data Processing, Inc.(A)	8,000	2,341,840
Honeywell International, Inc.(A)	9,500	2,145,955
Rockwell Automation, Inc.(A)	7,500	2,143,425
United Parcel Service, Inc., Class B	15,800	1,992,380
		8,623,600
	Shares	Value (Note 2)
Information Technology - 17.9%
Accenture PLC, Class A(A)	10,500	$3,693,795
Adobe, Inc.* (A)	8,300	3,690,844
Advanced Micro Devices, Inc.* (A)	18,000	2,174,220
ASML Holding NV(A)	4,100	2,841,628
Hewlett Packard Enterprise Co.	100,000	2,135,000
Microchip Technology, Inc.(A)	49,500	2,838,825
Microsoft Corp.(A)	6,000	2,529,000
MKS Instruments, Inc.(A)	21,000	2,192,190
Texas Instruments, Inc.(A)	15,100	2,831,401
		24,926,903
Materials - 2.7%
Barrick Gold Corp.(A)	244,500	3,789,750
Real Estate Investment Trusts (REITs) - 2.5%
American Tower Corp., REIT(A)	19,000	3,484,790
Utilities – 2.8%
AES Corp.	299,000	3,848,130
Total Common Stocks (Cost $156,644,130)		130,713,056
SHORT-TERM INVESTMENTS - 7.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class(C), 4.43%	10,483,487	10,483,487
Total Short-Term Investments (Cost $10,483,487)		10,483,487
TOTAL INVESTMENTS - 101.5% (Cost $167,127,617)		141,196,543
TOTAL CALL OPTIONS WRITTEN - (1.5%)		(2,044,024)
NET OTHER ASSETS AND LIABILITIES - (0.0%)		(34,743)
TOTAL NET ASSETS - 100.0%		$139,117,776
*	Non-income producing.
(A)	All or a portion of these securities’ positions, with a value of $114,793,808, represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities, with an aggregate fair value of $2,701,128, are on loan as part of a securities lending program. See Note 4 for details on the securities lending program.
(C)	7-day yield.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

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MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Schedule of Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
Abbott Laboratories	$115.00	2/21/25	(270)	$(3,105,000)	$(73,845)	$(92,872)	$19,027
Accenture PLC, Class A	370.00	2/21/25	(105)	(3,885,000)	(41,475)	(91,376)	49,901
Adobe, Inc.	525.00	1/17/25	(58)	(3,045,000)	(2,117)	(127,328)	125,211
Adobe, Inc.	470.00	2/21/25	(25)	(1,175,000)	(20,250)	(22,474)	2,224
Advanced Micro Devices, Inc.	140.00	2/21/25	(180)	(2,520,000)	(54,450)	(91,438)	36,988
Agilent Technologies, Inc.	145.00	1/17/25	(70)	(1,015,000)	—	(20,947)	20,947
Agilent Technologies, Inc.	145.00	3/21/25	(180)	(2,610,000)	(54,900)	(62,847)	7,947
Alphabet, Inc., Class C	185.00	1/17/25	(185)	(3,422,500)	(156,325)	(59,008)	(97,317)
American Tower Corp., REIT	240.00	1/17/25	(130)	(3,120,000)	—	(62,265)	62,265
American Tower Corp., REIT	190.00	2/21/25	(60)	(1,140,000)	(23,400)	(20,560)	(2,840)
APA Corp.	25.00	2/21/25	(660)	(1,650,000)	(45,540)	(34,966)	(10,574)
ASML Holding NV	730.00	1/17/25	(41)	(2,993,000)	(26,035)	(78,706)	52,671
Automatic Data Processing, Inc.	290.00	1/17/25	(80)	(2,320,000)	(45,600)	(49,214)	3,614
Barrick Gold Corp.	23.00	1/17/25	(1,225)	(2,817,500)	—	(93,516)	93,516
Charles Schwab Corp.	80.00	3/21/25	(290)	(2,320,000)	(44,225)	(50,903)	6,678
CME Group, Inc.	240.00	3/21/25	(100)	(2,400,000)	(53,500)	(54,397)	897
Comcast Corp., Class A	45.00	1/17/25	(515)	(2,317,500)	(1,030)	(41,348)	40,318
ConocoPhillips	120.00	1/17/25	(400)	(4,800,000)	(4,400)	(85,463)	81,063
Constellation Brands, Inc., Class A	250.00	1/17/25	(130)	(3,250,000)	(1,625)	(72,964)	71,339
CVS Health Corp.	50.00	2/21/25	(485)	(2,425,000)	(62,080)	(73,059)	10,979
Danaher Corp.	240.00	3/21/25	(130)	(3,120,000)	(87,750)	(91,665)	3,915
Dollar Tree, Inc.	85.00	3/21/25	(425)	(3,612,500)	(153,000)	(139,851)	(13,149)
Hershey Co.	180.00	2/21/25	(133)	(2,394,000)	(37,905)	(42,423)	4,518
Hewlett Packard Enterprise Co.	23.00	2/21/25	(1,000)	(2,300,000)	(45,000)	(43,980)	(1,020)
Honeywell International, Inc.	240.00	3/21/25	(95)	(2,280,000)	(52,725)	(67,355)	14,630
Johnson & Johnson	170.00	1/17/25	(140)	(2,380,000)	—	(36,955)	36,955
Labcorp Holdings, Inc.	240.00	2/21/25	(95)	(2,280,000)	(39,900)	(39,341)	(559)
Las Vegas Sands Corp.	55.00	2/21/25	(620)	(3,410,000)	(85,250)	(99,440)	14,190
Las Vegas Sands Corp.	55.00	3/21/25	(619)	(3,404,500)	(117,301)	(100,263)	(17,038)
Lowe’s Cos., Inc.	260.00	3/21/25	(87)	(2,262,000)	(47,850)	(61,488)	13,638
Matador Resources Co.	60.00	3/21/25	(650)	(3,900,000)	(121,875)	(103,312)	(18,563)
Medtronic PLC	85.00	3/21/25	(533)	(4,530,500)	(63,960)	(82,070)	18,110
Microchip Technology, Inc.	65.00	2/21/25	(495)	(3,217,500)	(61,875)	(97,023)	35,148
Microsoft Corp.	435.00	2/21/25	(60)	(2,610,000)	(62,100)	(75,057)	12,957
MKS Instruments, Inc.	115.00	2/21/25	(210)	(2,415,000)	(68,775)	(70,951)	2,176
Nordstrom, Inc.	25.00	1/17/25	(1,560)	(3,900,000)	(3,900)	(150,605)	146,705
PayPal Holdings, Inc.	92.50	1/17/25	(513)	(4,745,250)	(15,133)	(126,124)	110,991
PepsiCo, Inc.	180.00	1/17/25	(66)	(1,188,000)	—	(24,021)	24,021
PepsiCo, Inc.	160.00	3/21/25	(168)	(2,688,000)	(42,840)	(48,925)	6,085
Pfizer, Inc.	29.00	3/21/25	(740)	(2,146,000)	(25,530)	(28,105)	2,575
Rockwell Automation, Inc.	310.00	3/21/25	(75)	(2,325,000)	(48,750)	(63,175)	14,425
Ross Stores, Inc.	150.00	1/17/25	(150)	(2,250,000)	(54,750)	(54,789)	39
Ross Stores, Inc.	160.00	2/21/25	(65)	(1,040,000)	(11,700)	(17,032)	5,332
Texas Instruments, Inc.	210.00	1/17/25	(80)	(1,680,000)	(1,160)	(49,516)	48,356
Texas Instruments, Inc.	200.00	3/21/25	(71)	(1,420,000)	(38,873)	(47,520)	8,647
Visa, Inc.	325.00	2/21/25	(70)	(2,275,000)	(45,325)	(43,327)	(1,998)
Total Call Options Written					$(2,044,024)	$(3,089,964)	$1,045,940
Total Options Written, at Value					$(2,044,024)	$(3,089,964)	$1,045,940

See accompanying Notes to Financial Statements.

10

MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Statement of Assets and Liabilities as of December 31, 2024

Assets:
Investments in unaffiliated securities, at fair value†	$141,196,543
Receivables:
Dividends and Interest	96,385
Total assets	141,292,928
Liabilities:
Payables:
Advisory agreement fees (Note 3)	96,593
Administrative services agreement fees (Note 3)	31,393
Trustee fees	3,142
Options written, at value (premium received $3,089,964)	2,044,024
Total liabilities	2,175,152
Net assets	$139,117,776

Net assets consist of:
Common Stock/Shares:
Paid-in capital	$164,884,828
Accumulated distributable earnings (loss)	(25,767,052)
Net Assets	$139,117,776

Capital Shares Issued and Outstanding (Note 9)	21,116,722
Net Asset Value per share	$6.59

† Cost of Investments in unaffiliated securities	$167,127,617
§ Fair Value of securities on loan	$2,701,128
See accompanying Notes to Financial Statements.
11

MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Statement of Operations for the year ended December 31, 2024

Investment Income:
Dividends
Unaffiliated issuers	4,328,323
Less: Foreign taxes withheld/reclaimed	(14,670)
Income from securities lending	985
Total investment income	4,314,638
Expenses (Note 3):
Advisory agreement fees	1,170,897
Administrative services agreement fees	380,541
Trustee fees	37,203
Other expenses	318
Total expenses	1,588,959
Net Investment Income	2,725,679
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments
Options purchased	(1,512,200)
Options written	4,542,386
Unaffiliated issuers	5,038,818
Net change in unrealized appreciation (depreciation) on investments
Options written	1,930,840
Unaffiliated issuers	(7,436,207)
Net Realized and Unrealized Gain on Investments	2,563,637
Net Increase in Net Assets from Operations	$5,289,316
See accompanying Notes to Financial Statements.
12

MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Statement of Changes in Net Assets

Year Ended December 31,	2024	2023
Net Assets at beginning of period	$148,630,589	$148,156,022
Increase (decrease) in net assets from operations:
Net investment income	2,725,679	2,504,393
Net realized gain	8,069,004	7,266,373
Net change in unrealized appreciation (depreciation)	(5,505,367)	5,518,091
Net increase in net assets from operations	5,289,316	15,288,857
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains)	(10,862,312)	(10,100,837)
Return of capital	(4,316,385)	(5,042,064)
Total distributions	(15,178,697)	(15,142,901)
Capital Share transactions:
Newly issued to shareholders in reinvestment of distributions	376,568	328,611
Increase from capital stock transactions	376,568	328,611
Total increase (decrease) in net assets	(9,512,813)	474,567
Net Assets at end of period	$139,117,776	$148,630,589

Capital Share transactions:
Newly issued shares reinvested	54,354	45,862
Increase from capital share transactions	54,354	45,862
See accompanying Notes to Financial Statements.
13

MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Financial Highlights for a Common Share Outstanding

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$7.06	$7.05	$7.45	$7.09	$7.35
Income from Investment Operations:
Net investment income[1]	0.13	0.12	0.06	0.01	0.04
Net realized and unrealized gain on investments	0.12	0.61	0.26	1.07	0.42
Total from investment operations	0.25	0.73	0.32	1.08	0.46
Less Distributions From:
Net investment income	(0.52)	(0.48)	(0.65)	(0.60)	(0.50)
Capital gains	—	—	(0.07)	—	—
Return of Capital	(0.20)	(0.24)	—	(0.12)	(0.22)
Total distributions	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	(0.47)	0.01	(0.40)	0.36	(0.26)
Net Asset Value at end of period	$6.59	$7.06	$7.05	$7.45	$7.09
Market Value at end of period	$6.71	$7.53	$7.75	$8.02	$6.75
Total Return
Net asset value (%)[2]	3.58	10.68	4.90	15.36	7.72
Market value (%)[3]	(1.12)	7.38	7.12	30.44	15.22
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$139,118	$148,631	$148,156	$156,220	$148,475
Ratios of expenses to average net assets (%)	1.09	1.08	1.08	1.08	1.07
Ratio of net investment income to average net assets (%)	1.87	1.66	0.77	0.16	0.61
Portfolio turnover (%)	124	106	104	178	128

1 Per share amounts have been calculated using the average shares method for the fiscal year ended December 31, 2024.

2 Total net asset value return is calculated based on changes in the net asset value per share for the year reported on. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value amount on the date of the distribution.

3 Total market value return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the dividend reinvestment plan. Total market value return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.

See accompanying Notes to Financial Statements.
14

MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Notes to Financial Statements

1. ORGANIZATION

XAI Madison Equity Premium Income Fund (the “Fund”) is a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund was organized as a Delaware statutory trust on May 6, 2004, and commenced operations on July 28, 2004. Prior to December 2, 2024, XAI Madison Equity Premium Income Fund was known as Madison Covered Call & Equity Strategy Fund. The Fund’s common shares are listed on the NYSE under the symbol “MCN”.

At a special meeting of shareholders held on October 15, 2024 (the “Special Meeting”), shareholders approved a newly constituted slate of trustees to serve on the Fund’s board of trustees, consisting of one Class I trustee, two Class II trustees and two Class III trustees (the “Trustees” or “Board of Trustees”). The New Agreements were executed on December 2, 2024.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC (“Madison” or the “Sub-Adviser”) selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2024.

Expense Recognition – Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value – The calculation of net asset value (“NAV”) per common share of the Fund is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Fund’s NAV per common share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding.

Cash – The Fund considers its investment in an FDIC insured interest bearing account to be cash. Cash is valued at cost. The Fund maintains cash balances, which at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

The Fund monitors this credit risk and has not experienced any losses related to this risk.

15

MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - continued  |  December 31, 2024

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Portfolio Valuation – Investments are presented at fair value using the following techniques. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange or on NASDAQ are valued at the bid price. Options are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their NAV. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Board of Trustees has designated the Adviser, as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XA Investments LLC (“XAI” or the “Adviser”) and the Fund (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Fund in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Fund’s investments. Fair valuation involves subjective judgments. While the Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Covered Call and Put Options: An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

16

MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - continued  |  December 31, 2024

Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.

When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Distributions to Shareholders: The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.

Adopted Accounting Standards: In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires a public entity to make enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). The Fund’s Adviser acts as the CODM. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations.

The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

Valuation: The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that the fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

17

MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - continued  |  December 31, 2024

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

• Level 1 - unadjusted quoted prices in active markets for identical investments

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

• Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value seek to maximize the use of observable inputs and minimize the use of unobservable inputs.

There were no transfers between classifications levels during the year ended December 31, 2024. As of and during the year ended December 31, 2024, the Fund did not hold securities deemed as a Level 3.

The following is a summary of the inputs used as of December 31, 2024, in valuing the Fund’s investments carried at fair value:

Description	Level 1	Level 2	Level 3	Total
Assets:[1]
Common Stocks	$130,713,056	$—	$—	$130,713,056
Short-Term Investments	10,483,487	—	—	10,483,487
	$141,196,543	$—	$—	$141,196,543
Liabilities:[1]
Options Written	$(2,044,024)	$—	$—	$(2,044,024)

1 Please see the Schedule of Investments for a listing of all securities within each category.

3. ADVISORY, SUB-ADVISORY, ADMINISTRATIVE SERVICES AND OTHER EXPENSES

XAI serves as the investment adviser to the Fund and is responsible for overseeing the Fund’s overall management and implementation of the investment strategy. The Sub-Adviser serves as the investment sub-adviser of the Fund and is responsible for investing the Fund’s assets. The Fund pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

At the Fund’s Special Meeting, shareholders approved a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and XAI, pursuant to which XAI serves as the investment adviser to the Fund, and a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) among the Fund, XAI and Madison, pursuant to which Madison serves as the sub-adviser to the Fund. The New Agreements were executed on December 2, 2024.

18

MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - continued  |  December 31, 2024

Pursuant to the New Advisory Agreement, the Fund pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 0.80% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the year ended December 31, 2024, the Fund paid XAI $96,593 in advisory fees.

Pursuant to the New Sub-Advisory Agreement, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to either an absolute or blended percentage, as the case may be, computed by applying the following percentages to the aggregate average daily Managed Assets of the advisory fee payable to the Adviser from the Fund:

Fund Average Daily Managed Assets	Percentage of Advisory Fee	Type of Specified Percentage
First $175 million	55%	Absolute
Greater than $175 million and up to $250 million	50%	Blended
Over $250 million	50%	Absolute

Prior to December 2, 2024, pursuant to an investment advisory agreement with the Fund, Madison served as the Fund’s investment adviser and received an advisory fee payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the year ended December 31, 2024, Madison received $1,074,303 and $53,126 in advisory and sub-advisory fees, respectively, for its services to the Fund.

Prior to December 2, 2024, Madison contractually agreed to enter into an operating expense limitation agreement with the Fund (the “Prior OELA”), as approved by the Fund’s Board of Trustees, under which the Adviser agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses (excluding taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation and other “Excluded Expenses”) to the annual rate, as referenced in the Fund’s 2023 Annual Report to Shareholders. The Prior OELA became effective on December 1, 2023 and remained in place until it was superseded by the New OELA (as defined below).

In connection with the approval by the Board of Trustees of the New Advisory Agreement, the Adviser contractually agreed to enter into an Operating Expense Limitation Agreement with the Fund (the “New OELA”), under which XAI agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses (excluding taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary and non-routine expenses such as litigation and other “Excluded Expenses” (as defined in the Administrative Services Agreement, described below)) to 1.08%. The New OELA superseded the Prior OELA; it became effective on December 2, 2024 and will remain in place until at least December 2, 2026. For the year ended December 31, 2024, the Fund did not receive a reimbursement for any expenses or waiver of any advisory fees.

Under a new services agreement between the Fund and XAI dated December 2, 2024 (the “New Administrative Services Agreement”), XAI provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: transfer agent services, custodial

19

MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - continued  |  December 31, 2024

services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, XAI shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s managed assets. Not included in this fee and, therefore, the responsibility of the Fund are the following fees and expenses: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses); and (iv) Independent Trustees compensation, including Lead Independent Trustee compensation (collectively referred to as “Excluded Expenses”).

Certain officers and Trustees of the Fund may also be officers, directors and/or employees of XAI or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of XAI or its affiliates.

4. SECURITIES LENDING

The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S.government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.

Cash collateral received for securities on loan are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S.treasuries or government securities. See below for fair value on loan and collateral breakout for the Fund and the Fund’s schedule of investments for Individual securities identified on loan as of December 31, 2024

Fair Value on Loan	Cash Collateral*	Non-Cash Collateral*
$2,701,128	$—	$2,757,240

* Collateral represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

The cash collateral pledged for securities lending transactions is accounted for as secured borrowing. The non-cash collateral is not accounted in financial statements as the Fund cannot repledge or resell the non-cash collateral.

20

MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - continued  |  December 31, 2024

5. DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

In addition, in November 2020, the SEC adopted Rule 18f-4 under the 1940 Act to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4, which had a compliance date of August 19, 2022, replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. Because the Fund’s strategy involves investing in derivatives, and the Fund’s use of such derivatives does not meet the conditions applicable to the “limited user exception” in Rule 18f-4, the Fund has adopted a derivatives program that complies with the requirements of the rule. As part of this, certain officers of the Investment Adviser and the Fund serve as the “derivatives risk manager” for the Fund.

The following table presents the types of derivatives in the Fund by location and as presented in the Statement of Assets and Liabilities as of December 31, 2024.

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Underlying Risk	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity	Options purchased	$—	Options written	$(2,044,024)

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2024.

Statement of Operations	Underlying Risk	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments
Options Purchased	Equity	$(1,512,200)	$—
Options Written	Equity	4,542,386	1,930,840
		$3,030,186	$1,930,840

The average volume (based on the open positions at each month-end) of derivative activity during the year ended December 31, 2024.

Options Purchased Contracts(1)	Options Written Contracts(1)
42	13,794

(1) Number of Contracts

6. FEDERAL INCOME TAX INFORMATION

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - continued  |  December 31, 2024

Classification of Distributions – Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. GAAP and federal income tax purposes, permanent differences between book and tax basis may be required to be reclassified on the Statement of Assets and Liabilities. During the fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or paid-in capital.

At December 31, 2024, the cost of securities, gross unrealized appreciation (depreciation) (including written options), as computed on a federal income tax basis for the fund were as follows:

Cost	$164,919,564
Gross appreciation	2,452,424
Gross depreciation	(28,219,469)
Net depreciation	$(25,767,045)

Net unrealized appreciation (depreciation) may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

For the years ended December 31, 2024, and 2023, the tax character of distributions paid to shareholders was as follows:

Fund	2024	2023
Ordinary Income	$10,862,312	$10,100,837
Return of Capital	4,316,385	5,042,064

As of December 31, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	$(25,767,045)
Distributions Payable	(8)
Total Distributable Earnings (Loss):	$(25,767,053)

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate.

7. PORTFOLIO INFORMATION

Purchase and Sale of Securities – For the year ended December 31, 2024, the cost of purchases and proceeds from sales of securities, excluding short-term investments were as follows:

Cost of Investments Purchased	$161,399,894
Proceeds from Investments Sold	$142,650,178
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MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - continued  |  December 31, 2024

8. CAPITAL

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 21,116,722 shares issued and outstanding as of December 31, 2024. During the years ended December 31, 2024 and December 31, 2023, 54,354 and 45,862 shares were issued and reinvested, respectively, per the Dividend Reinvestment Plan, since the Fund was trading at a premium.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.

10. DISCUSSION OF RISKS

Equity Risk: The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Option Risk: Trading in options involves a number of risks. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Derivatives Risk: Derivatives are financial contracts in which the value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. Derivative instruments may be illiquid, difficult to price and leveraged so that small

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MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - continued  |  December 31, 2024

changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder, which is in effect a partial return of the amount a shareholder invested in the Fund, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net income or profit. In addition, sch return of capital distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Cybersecurity Risk: The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Mid-Cap Company Risk: Investments in securities of mid-cap companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects. Mid-cap companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, these companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group. Since these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, mid-cap companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - continued  |  December 31, 2024

Financial Leverage Risk: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Fund will cause the net asset value of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the Fund’s common shares is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value and market price of the common shares than if the Fund were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders.

Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness of the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

During any time in which the Fund is utilizing leverage, the amount of the fees paid to the Adviser, and thereby to the Sub-Adviser, for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser on the one hand and the common shareholders, as holders of indebtedness, preferred shares or other forms of leverage do not bear the management fee. Rather, common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage.

Recent Market Events: Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Notes to the Financial Statements - concluded  |  December 31, 2024

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Any outbreak of existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, may have an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objective. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a registered investment company, the Fund generally is not able to issue additional common shares at a price less than net asset value without first obtaining approval for such issuance from common shareholders.

Additional Risks: While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

11. SUBSEQUENT EVENTS

Management has evaluated all subsequent events through the date the financial statements were available for issued. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

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MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
XAI Madison Equity Premium Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of XAI Madison Equity Premium Income Fund (formerly Madison Covered Call & Equity Strategy Fund) (the “Fund”) as of December 31, 2024, the related statements of operations, changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended December 31, 2023, and prior, were audited by other auditors whose report dated February 26, 2024, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by XA Investments LLC since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 27, 2025

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MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant

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MCN  |  XAI Madison Equity Premium Income Fund  |  Dividend Reinvestment Plan - concluded  |  December 31, 2024

will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

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MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Management of the Fund

Independent Trustees

Name, Year of Birth, and Address^	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee+	Other Directorships Held by Trustee During Past 5 Years
Danielle Cupps Birth Year: 1970	Trustee	Since 2024	Former: Director, Digital Customer Engagement, McDonald’s Corporation (2019 – 2022); Managing Director, Kinzie Capital Partners (2018) (private equity); Managing Director, BLG Capital Advisors (2016 – 2018) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006 – 2012); Vice President, Code Hennessy & Simmons LLC (2000 – 2005) (private equity); Associate, Goldman, Sachs & Co. (1998 – 2000).	3	None
Gregory G. Dingens Birth Year: 1964	Trustee	Since 2024	Current: Member, Siena Capital Partners GP LLC (2006 – present) (private investment fund) Former: Executive Vice President, Monroe Financial Partners, Inc. (2006 – 2024) (investment banking and trading); Managing Director, Lehman Brothers (2004 – 2006); Managing Director, Merrill Lynch (1993 – 2003).	3	Current: Director, Infusion Marketing Group, LLC (2024-present) (provider of marketing, regulatory, analytical and funding services to financial service companies).
Philip G. Franklin Birth Year: 1951	Trustee	Since 2024	Former: Chief Financial Officer and Executive Vice President, Littelfuse, Inc. (1998 – 2016) (electronics components); Chief Financial Officer and Vice President, OmniQuip International (1995 – 1998) (construction equipment).	3	Current: TTM Technologies Inc.(2011 – present). Former: Chairman, Tribune Publishing Company (2014 – 2021).
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MCN  |  XAI Madison Equity Premium Income Fund  |  Management of the Fund - continued  |  December 31, 2024

Name, Year of Birth, and Address^	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee+	Other Directorships Held by Trustee During Past 5 Years
Scott Craven Jones Birth Year: 1962	Trustee	Since 2024	Current: Director, Carne Global Financial Services (US) LLC (2013 – present); Managing Director, Park Agency, Inc. (2020 – present).	3

Current: Madison Funds (15 portfolios) (2019 – present); Manager Directed Portfolios, a U.S. Bancorp series trust (13 portfolios) (2016 – present).

Former: Guestlogix Inc. (2015 – 2016) (travel technology).

Interested Trustee
William T. Meyers* Birth Year: 1966	Trustee	Since 2024	Current: President of Rivendell Financial Group, LLC (2021 – present). Former: Senior Advisor at XA Investments, LLC (2021 – 2023); Senior Managing Director (2017 – 2020) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC.	3	None.

^ The business address of each Trustee of the Fund is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

+ The “Fund Complex” consists of the Fund, XAI Octagon Floating Rate & Alternative Income Trust and Octagon XAI CLO Income Fund.

* Mr. Meyers is an interested person of the Fund because of his prior position as a Senior Adviser of the Adviser.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Management of the Fund - continued  |  December 31, 2024

Executive Officers

Name, Year of Birth, and Address^	Positions(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years
Theodore J. Brombach Birth Year: 1963	President and Chief Executive Officer	Since 2024

Current: Co-Chief Executive Officer of XAI (2016 – present); Co-founding Partner of XMS Capital Partners, LLC (2006 – present).

Former: Co-Head of Midwest Investment Banking, Managing Director, Founding Member of Financial Sponsors Group at Morgan Stanley (1990 – 2006); Analyst, Kidder, Peabody & Co. (1985 – 1988).

Kimberly Ann Flynn Birth Year: 1977	Vice President	Since 2024

Current: President (2024 – present); Managing Director of XAI (2016 – 2024).

Former: Senior Vice President, Head of Product Development (2013 – 2016), Vice President (2009 – 2013), Assistant Vice President (2007 – 2009) and Associate (2004 – 2007), Nuveen Investments.

Benjamin D. McCulloch Birth Year: 1981	Chief Legal Officer and Secretary	Since 2024

Current: General Counsel & Managing Director (2019 – present); Chief Compliance Officer (2021 – present), XAI.

Former: Associate, Drinker Biddle & Reath LLP (2015 – 2019); Associate Counsel, First Trust Portfolios LP (2012 – 2015).

Derek Mullins Birth Year: 1973	Chief Financial Officer and Treasurer	Since 2024	Current: Managing Partner, PINE Advisor Solutions LLC (2018 – present).
John “Yogi” Spence Birth Year: 1962	Vice President	Since 2024	Current: Co-Chief Executive Officer, XAI (2016 – present); Co-Founding Partner, XMS Capital Partners, LLC (2006 – present).
Randi Roessler Birth Year: 1981	Chief Compliance Officer	Since 2024

Current: Director, PINE Advisor Solutions LLC (2023 – present).

Former: Chief Compliance Officer Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018 – 2023).

^ The business address of each Officer of the Fund is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

+ Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Management of the Fund - continued  |  December 31, 2024

THE ADVISER

XA Investments LLC acts as investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy and its implementation. XAI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). XAI is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. As of December 31, 2024, the Adviser managed approximately $940 million in assets.

XAI is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of XAI and a founding partner of XMS Capital Partners, LLC. XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The XAI leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. XAI sponsors registered investment companies designed to provide investors with access to institutional caliber alternative investments, by partnering with established alternative asset managers selected from among numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise XAI funds.

XAI is responsible for the management of the Fund, furnishes offices, necessary facilities and equipment on behalf of the Fund, oversees the activities of the Sub-Adviser, provides personnel, including certain officers required for the Fund’s administrative management, and pays the compensation of all officers and Mr. Brombach.

THE SUB-ADVISER

Madison Asset Management, LLC (“Madison”) acts as investments sub-adviser to the Fund and is responsible for investing the Fund’s assets. “Madison” and/or “Madison Investments” is the unifying tradename of Madison Investment Holdings, Inc., Madison Asset Management, LLC (“MAM”), and Madison Investment Advisors, LLC (“MIA”). MAM and MIA are registered as investment advisers with the U.S. Securities and Exchange Commission. Madison Funds are distributed by MFD Distributor, LLC. MFD Distributor, LLC is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority. The home office for each firm listed above is 550 Science Drive, Madison, WI 53711. Madison’s toll-free number is 800-767-0300.

The Sub-Adviser, under the direction and supervision of the Board of Trustees and the Adviser, is responsible for the management of the Fund’s investment portfolio and provides certain facilities and personnel related to such management.

PORTFOLIO MANAGEMENT

The Fund is co-managed by Ray DiBernardo, CFA, and Drew Justman, CFA. Mr. DiBernardo, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the Fund since the Fund’s inception in October 2009.

Ray DiBernardo, CFA, Portfolio Manager, Analyst. Ray serves as a portfolio manager for the Fund and as an analyst for Madison U.S. Equity Team. He started working in the financial services industry in 1986 and joined Madison in 2003. Ray began his portfolio management career in Canada as an Investment Officer with a large Canadian trust company before moving to an international equity asset manager to serve as an equity analyst and co-manage a number of international mutual fund and institutional mandates, including Japanese and emerging market equities. In 2000, Ray moved to the United States and joined Chicago-based Concord Asset Management as the U.S. and international equity analyst. In 2003, he joined the Madison equity team and has co-managed the firm’s closed-end fund covered call strategy beginning in 2004. Ray has managed the Madison Covered Call & Equity Income Fund since its inception in 2009 and manages all other options-related mandates. Ray earned his B.A. from the University of Western Ontario and completed his CFA certification in 1993.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Management of the Fund - concluded  |  December 31, 2024

Drew Justman, CFA, Portfolio Manager, Analyst. Drew serves as a portfolio manager for the Fund and as an analyst on the Madison U.S. Equity Team. Drew started working in the financial services industry in 2000 and joined Madison in 2005. Prior to joining Madison Investments, he worked at Merrill Lynch from 2001-2004 and Scottrade from 2000-2001. He earned his BBA in finance and economics and M.S. in finance from the University of Wisconsin-Madison, specializing in the Applied Security Analysis Program.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

INVESTOR SUPPORT SERVICES AND SECONDARY MARKET SUPPORT SERVICES

The Fund has retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Fund. Such services include responding to questions about the Fund from financial intermediaries; assisting in drafting and editing mailings to financial intermediaries; distributing mailings to financial intermediaries; scheduling, organizing and preparing conference calls, meetings and other communications with financial intermediaries; communicating with the NYSE specialist for the Common Shares, and with the closed-end fund analyst community regarding the Fund on a periodic basis; assisting in producing communications targeted to current Fund shareholders and the investment community generally (excluding marketing materials targeted to prospective investors or prepared for use in an offering of Common Shares); assisting in the formatting, development and maintenance of the Fund’s website; assisting with administrative matters (including in connection with the preparation of press releases, shareholder reports and regulatory filings) with respect to the Fund. The Adviser has agreed to waive the investor support and secondary market support services fee until at least December 2, 2026.

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MCN  |  XAI Madison Equity Premium Income Fund  |  December 31, 2024

Additional Information (Unaudited)

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

You may obtain (i) Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358 or on the Fund’s website. This information is also available on the SEC’s website at www.sec.gov.

RESULTS OF SHAREHOLDER MEETINGS

The annual meeting of shareholders of the Fund was held on August 1, 2024. Shareholders voted on the election of Trustees. With regards to the election of the following Class II Trustees by the shareholders of the Fund:

Trustee	Number of Shares in Favor	Number of Shares Against	Number of Shares Abstaining
Jill A. Friedow	16,528,000.653	419,078	0
Scott C. Jones	16,523,826.653	423,252	0

The other Trustees whose terms did not expire in 2024 are Steven P. Riege and Richard E. Struthers.

A special meeting of shareholders of the Fund was held on October 15, 2024. At the meeting, shareholders voted on the following proposals:

1.       A new investment advisory agreement between the Fund and XAI, pursuant to which XAI will serve as the investment adviser to the Fund (the “New Advisory Agreement”);

2.       A new sub-advisory agreement among the Fund, XAI and Madison, pursuant to which Madison will serve as the sub-adviser to the Fund (the “New Sub-advisory Agreement”); and

3.       A newly constituted slate of trustees to serve on the Fund’s board of trustees, consisting of one Class I trustee, two Class II trustees and two Class III trustees.

With regards to the proposals, the Fund’s shareholders voted as follows:

Proposal	Number of Shares in Favor	Number of Shares Against	Number of Shares Abstaining
New Advisory Agreement	10,874,209.668	477,758	558,050
New Sub-advisory Agreement	10,828,838.668	505,246	575,933
Trustee	Number of Shares in Favor	Number of Shares Against	Number of Shares Abstaining
Danielle Cupps	17,851,001.668	1,086,984	0
Gregory Dingens	17,858,577.668	1,079,408	0
Philip Franklin	17,888,863.668	1,049,122	0
Scott C. Jones	17,829,502.668	1,108,483	0
William Meyers	17,882,647.668	1,055,338	0
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MCN  |  XAI Madison Equity Premium Income Fund  |  Additional Information (Unaudited) - continued  |  December 31, 2024

Federal Income Tax Information. The Fund did not recognize qualified dividend income during the fiscal year ended December 31, 2024. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. For corporate shareholders, 18.70% of the dividends paid by the Fund qualify for the dividends-received deduction.

Complete information regarding the federal tax status of the distributions received during the calendar year 2024 will be reported in conjunction with Form 1099-DIV

NOTICE TO SHAREHOLDERS REGARDING PURCHASES OF COMMON SHARES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time, the Fund may purchase shares of its common stock in the open market or in private transactions.

FUND CERTIFICATIONS

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS

Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These thresholds are:

10% or more, but less than 15% of all voting power;

15% or more, but less than 20% of all voting power;

20% or more, but less than 25% of all voting power;

25% or more, but less than 30% of all voting power;

30% or more, but less than a majority of all voting power; or

A majority of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Additional Information (Unaudited) - continued  |  December 31, 2024

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees of the Fund has not exempted, and has no present intention to exempt, any acquisition of class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The Board of Trustees has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of state control share statutes and enforcement of state control share statutes. The Board intends to continue to monitor developments relating to the Control Share Statute and state control share statutes generally.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by Massachusetts business trusts violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF FUND UPDATES

The Fund regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/MCN. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. References herein to the Fund’s website are intended to allow investors public access to information regarding the Fund and do not, and are not intended to, incorporate the Fund’s website in this report.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Additional Information (Unaudited) - continued  |  December 31, 2024

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT, CUSTODIAN, ADMINISTRATOR AND PINE ADVISOR SOLUTIONS LLC

Computershare, serves as the Fund’s dividend disbursing agent, agent under the Fund’s Plan, transfer agent and registrar with respect to the Fund’s Common Shares.

State Street Bank & Trust Company, serves as the Fund’s custodian. Under the custody agreement, the custodian is required to hold the Fund’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

State Street Bank & Trust Company serves as the administrator of the Fund. Pursuant to an administration and fund accounting agreement, the administrator provides certain administrative services to the Fund.

The Fund has entered into a Services Agreement (the “Services Agreement”) with PINE Advisor Solutions LLC (“PINE”), pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Fund, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Fund and Chief Compliance Officer of the Fund. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Fund and the Chief Compliance Officer of the Fund must be approved by the Board of Trustees, including, in the case of the Chief Compliance Officer, a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund. Pursuant to the Services Agreement, PINE receives an annual fee, payable monthly, and may be reimbursed for certain out-of-pocket expenses. PINE’s principal business address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as the Fund’s legal counsel.

CHANGE IN INDEPENDENT AUDITOR

On December 2, 2024, XAI Madison Equity Premium Income Fund (formerly known as Madison Covered Call & Equity Strategy Fund (the “Fund”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm.

Deloitte’s audit reports on the Fund’s financial statements as of and for the fiscal years ended December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022, and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

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MCN  |  XAI Madison Equity Premium Income Fund  |  Additional Information (Unaudited) - concluded  |  December 31, 2024

During the fiscal years ended December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022 and December 31, 2023, and through December 2, 2024, there were (i) no disagreements between the Fund and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference in connection with their opinion to the subject matter of the disagreement, and (ii) no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On December 2, 2024, the Audit Committee of the Fund selected Cohen & Company, 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2024. This selection was approved by the Fund’s Board of Trustees, including by all of the Independent Trustees. The independent registered public accounting firm is expected to render an opinion annually on the financial statements and financial highlights of the Fund.

UNRESOLVED SEC STAFF COMMENTS

None.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

39

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

3.	Compliance with applicable governmental laws, rules, and regulations;

4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.	Accountability for adherence to the code.

(c)	During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s code of ethics referred to in Item 2(a) above is attached as an Ex99.19(a)(1) Code of Ethics, hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated Scott C. Jones as the Registrant’s “audit committee financial expert.” Mr. Scott C. Jones is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the fiscal year ended December 31, 2023 and through December 1, 2024 of fiscal year ended December 31, 2024 for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $24,450 and $4,000, respectively. The aggregate fees billed for professional services rendered by Cohen & Company from December 2, 2024 to the fiscal year ended December 31, 2024 the for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $24,450.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal year ended December 31, 2023 and through December 1, 2024 of fiscal year ended December 31, 2024 for assurance and related services rendered by Deloitte and Touche LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 and $0, respectively. The aggregate fees billed from December 2, 2024 to the fiscal year ended December 31, 2024 for assurance and related services rendered by Cohen and Company that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item was $0.

(c)	Tax Fees: The aggregate fees billed for the fiscal year ended December 31, 2023 and through December 1, 2024 of fiscal year ended December 31, 2024 for professional services rendered by Deloitte Touche LLP for tax compliance, tax advice, and tax planning was $4,799 and $0, respectively. These fees are comprised of fees relating to income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees. The aggregate fees billed from December 2, 2024 to the fiscal year ended December 31, 2024 for professional services rendered by Cohen and Company for tax compliance, tax advice, and tax planning was $5,000. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees

(d)	All Other Fees: The aggregate fees billed for the fiscal year ended December 31, 2023 and through December 1, 2024 of fiscal year ended December 31, 2024 for products and services provided by Deloitte Touche LLP, other than the services reported in paragraphs (a) through (c) of this Item was $0 and $0, respectively. The aggregate fees billed from December 2, 2024 to the fiscal year end December 31, 2024 for products and services provided by Cohen and Company, other than the services reported in paragraphs (a) through (c) of this Item was $0.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre- Approval Policies and Procedures.

(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountants for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last two fiscal years ended December 31, 2023 and December 31, 2024 was $0 and $0, respectively. For the fiscal year ended December 31, 2023 and through December 1, 2024 of fiscal year ended December 31, 2024 Deloitte & Touche LLP did not bill the Registrant for products and services other than the services reported above. From December 2, 2024 to the fiscal year ended December 31, 2024 Cohen and Company did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Scott C. Jones, Chairman

Danielle Cupps
Gregory G. Dingens

Philip G. Franklin

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting of the Board of Trustees (the “Board”) of the Madison Covered Call & Equity Strategy Fund (the “Fund”)1, held on July 10, 2024, the Board, including those Trustees who were not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), evaluated the terms of the proposed investment management agreement between the Fund and XA Investments LLC (“XAI”)(the “New Advisory Agreement”) and the proposed investment subadvisory agreement among the Fund, XA Investments LLC and Madison Asset Management, LLC (“Madison”)(the “New SubAdvisory Agreement” and together with the Advisory Agreement, the “Investment Management Agreements”) and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. As part of the evaluation, the Trustees evaluated a transaction whereby Madison would transfer the books and records of the Fund to XAI and pursuant to which XAI would become the Fund’s investment adviser and Madison would become the Fund’s subadviser (the “Transaction”). The Trustees also considered that the Transaction would contemplate a newly constituted slate of trustees to serve on the Fund’s Board of Trustees. The Trustees also considered that the Transaction and the proposed new slate of trustees would require the approval of the Fund’s shareholders.

XAI Investments LLC (Adviser)

In determining whether to approve the New Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by XAI with respect to the Fund; (2) comparative fee and expense data for the Fund and other peer investment companies; (3) the extent to which economies of scale may be realized as the Fund grows, and whether the management fee for the Fund will reflect such economies of scale for the Fund’s benefit; (4) the impact to the Fund’s operations as a result of the Transaction; and (5) any financial benefits to XAI resulting from services rendered to the Fund (aside from the receipt of management fees). The Trustees also took into account the changes to the New Advisory Agreement from the Fund’s existing advisory agreement, concluding that such changes are not material. The Trustees also considered Madison’s recommendation that the proposed Transaction was in the best interest of Fund shareholders. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for the Fund.

Based upon the information provided to the Trustees, the Board concluded that the New Advisory Agreement is fair and reasonable in light of the services XAI will perform, the management fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Advisory Agreement are summarized below.

Nature, Extent and Quality of Services. The Trustees considered the scope of services that XAI would provide under the New Advisory Agreement, as well as the qualifications, experience, and responsibilities of XAI’s key personnel expected to provide these services. The Trustees also considered XAI’s compliance structure, including information regarding its compliance program and compliance record, and its reputation, financial strength, key services and operations, resources and expertise as a firm. The Trustees considered representations from Madison that the Transaction is expected to have no impact on the Fund’s day-to-day operations and the Fund’s investment objectives, strategies, principal risks, and portfolio managers will remain the same. The Trustees concluded that XAI has the quality and depth of personnel and resources essential to performing its duties under the New Advisory Agreement and that the nature, overall quality and extent of such services would be satisfactory.

[1]	The Fund was renamed the XAI Madison Equity Premium Income Fund on December 2, 2024.

Investment Performance. The Trustees considered the performance of the Fund under the existing advisory agreement, and how this was anticipated to change, if at all, under the New Advisory Agreement. The Trustees noted that XAI provides investment management services to two other registered investment companies, using a similar adviser-subadviser structure as contemplated with the Fund, but that neither of these registered investment companies are comparable in terms of investment objective, strategies or policies to the Fund. Notwithstanding this, the Trustees concluded from the other materials presented that XAI was expected to provide high quality services to the Fund and that the principals of XAI have extensive professional experience and familiarity with the closed-end fund market in which the Fund operates.

Comparative Fee and Expense Data. In considering the Fund’s fees and expenses, the Trustees reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives, strategies, and asset size, comparing the Fund’s total expense ratio and management fee to those of the peer group funds. The Trustees recognized that such a comparison, while not dispositive, was an important consideration. The Trustees also considered the Expense Limitation Agreement, pursuant to which XAI has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses to 1.08% of the Fund’s managed assets. The Expense Limitation Agreement will remain in place for at least two years following the effective date of the New Advisory Agreement. The Trustees also considered the management fees to be charged under the New Advisory Agreement, which are the same as those under the existing advisory agreement. While recognizing that it is difficult to compare management fees because the scope of services provided may vary from one investment adviser to another and from one client to another, the Trustees concluded that the management fee proposed under the New Advisory Agreement is reasonable.

Cost of Advisory Services and Profitability. Because XAI is new to the Fund, it was not possible to determine the profitability that XAI might achieve with respect to its investment advisory services to the Fund or the extent to which economies of scale would be realized by XAI as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding XAI’s profitability, or the extent to which economies of scale would be realized by XAI as the assets of the Fund grow, but will do so during future considerations of the New Advisory Agreement.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale. The Trustees noted that economies of scale in an investment adviser’s costs of services may be realized when a fund’s assets increase significantly. The Trustees concluded that it was premature to make any definitive determinations regarding this matter, but that the expectation of Madison in entering into the Transaction is that under XAI, the Fund’s assets will grow over time. The Trustees noted that XAI has represented that it would evaluate economies of scale and any appropriate arrangements should the Fund’s assets under management grow in the future.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by XAI from its relationship with the Fund, including any reputational benefits that might accrue based on its services to the Fund. The Trustees concluded that such benefits are immaterial and cannot otherwise be quantified.

General Conclusion. Based on all of the information presented to and considered by the current Board and the foregoing conclusions, the current Board, including a majority of the Independent Trustees, approved the New Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders. Given his role on the current Board and his proposed role on the New Board, Mr. Jones recused himself from all deliberations regarding the proposal, which was approved by all of the remaining Trustees on the current Board.

Madison Asset Management, LLC (Sub-Adviser)

In determining whether to approve the New Subadvisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by Madison with respect to the Fund; (2) the Fund’s historical performance under the management of the same portfolio managers who will continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by Madison; (3) comparative fee and expense data for the Fund and other peer investment companies; (4) the impact to the Fund’s operations as a result of the Transaction; and (5) any financial benefits to Madison resulting from services rendered to the Fund as subadviser. The Trustees also considered Madison’s recommendation that the proposed Transaction was in the best interests of the Fund and its shareholders. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for the Fund.

Based upon the information provided to the trustees, the Trustees concluded that the New Subadvisory Agreement is fair and reasonable in light of the services Madison will perform, the management fees that Madison will receive, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Subadvisory Agreement are summarized below.

Nature, Extent and Quality of Services. The Trustees considered the scope of services that Madison would provide under the New Subadvisory Agreement, noting that such services will include but are not limited to investing the Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered the qualifications, experience, and responsibilities of the portfolio managers of the Fund, who were expected to continue to serve under the New Subadvisory Agreement. The Trustees also considered Madison’s resources and compliance structure, including information regarding its compliance program and compliance record, and the Current Board’s familiarity with Madison due to Madison’s long history of providing investment management services to the Fund. The Trustees concluded that Madison has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Subadvisory Agreement and that the nature, overall quality and extent of such services would be satisfactory.

Fund Historical Performance and the Overall Performance of Madison. In assessing the quality of the portfolio management delivered by Madison, the Trustees reviewed the performance of the Fund on both an absolute basis and in comparison to an appropriate benchmark index and peer group. The Trustees noted the reasons for both outperformance and underperformance compared with benchmarks and peer groups. They recognized that the usefulness of comparative performance data as a frame of reference to measure the Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They reviewed both long-term and short-term performance, recognizing that the performance data reflects a snapshot in time and considered that a different performance period could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

The Trustees also noted that on a quarterly basis, they review detailed information for the Fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, they considered Madison’s quarterly portfolio commentary and discussion of the Fund’s performance. They also considered whether any relative underperformance was appropriate in view of Madison’s conservative investment philosophy. Based on their review, the Trustees determined that, given the totality of the above factors and considerations, the Fund’s overall investment performance had been satisfactory.

Comparative Fee and Expense Data. In considering the Fund’s fees and expenses, the Trustees reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration. The Trustees considered the amount of the subadvisory fee that would be paid to Madison, and the calculation used to determine such amount. The Trustees also noted that the subadvisory fee would be paid from the management fee payable to XAI, and would not represent an additional fee to the Fund. While recognizing that it is difficult to compare fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another, the Trustees concluded that Madison’s subadvisory fee with respect to the Fund is reasonable.

Cost of Advisory Services and Profitability. The Trustees considered the subadvisory fee that XAI would pay to Madison under the New Subadvisory Agreement, as well as Madison’s expected profits from services to be rendered to the Fund. The Trustees determined that the costs for services provided by, and the level of profitability to, Madison with respect to its management of the Fund’s assets was not relevant to the Trustees' consideration of the New Subadvisory Agreement because the fees owed to Madison for services provided does not affect the fee paid by the Fund to XAI.

Economies of Scale. Because the subadvisory fees to be paid to Madison will be paid from the management fee payable to XAI, the Trustees did not consider whether the subadvisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase. Conclusion

Based on the foregoing and such other matters as were deemed relevant, the Board concluded in its reasonable business judgment that the advisory fee rate and total expense ratio are reasonable in relation to the services provided by the Adviser and Sub-Adviser to the Trust, as well as the costs incurred and benefits gained by the Adviser and Sub-Adviser in providing such services. The Board also found the advisory fees and sub-advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds. As a result, the Board, and the Independent Trustees voting separately, concluded that the renewal of the Investment Management Agreements was in the best interests of the Trust and approved the Investment Management Agreements. No single factor was determinative to the decision of the Board.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by Madison from its relationship with the Fund. The Trustees considered the extent to which Madison may utilize soft dollar arrangements with respect to portfolio transactions and considered that Madison will not utilize any affiliated brokers to execute the Fund’s portfolio transactions. The Trustees also considered that Madison may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that the additional benefits Madison may receive from its relationship with the Fund are reasonable and appropriate.

General Conclusion. Based on all of the information presented to and considered by the current Board and the foregoing conclusions, the current Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders. Given his role on the current Board and his proposed role on the New Board, Mr. Jones recused himself from all deliberations regarding the proposal, which was approved by all of the remaining Trustees on the current Board.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Appendix A for a copy of the policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

Below are the Registrant’s Portfolio Managers as of March 7, 2025:

Ray Di Bernardo, CFA, Portfolio Manager. Mr. Di Bernardo is the lead Portfolio Manager for Madison's Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Ray has more than 25 years of equity management experience and is jointly responsible for the day to day management of the registrant. Prior to joining Madison in 2003 he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of international and emerging market portfolios at a Toronto-based international equity firm. Ray holds a BA from the University of Western Ontario.

Drew Justman, CFA, Portfolio Manager. Mr. Justman serves as a Portfolio Manager on Madison’s Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Drew is jointly responsible for day to day management of the registrant. Prior to joining Madison, he worked with Merrill Lynch. Drew holds a BBA in Finance and Economics and an MS in Finance from the University of Wisconsin. He also graduated from the Applied Security Analysis Program

(a)(2)	As of December 31, 2024 the Portfolio Managers listed above are also responsible for the day-to-day management of the following other accounts:

Portfolio Managers Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Ray Di Bernardo	2	$282,076,976	0	$0	3,193	$10,940,052,519
Drew Justman	5	$650,823,521	0	$0	3,193	$10,940,052,519

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Madison believes portfolio managers should receive compensation for the performance of the funds they manage, their individual effort, and the overall profitability of the firm. As members of the investment teams, portfolio managers receive a base salary, are included in the investment team’s incentive compensation plan (ICP), and have the potential for equity ownership in the firm. The amount of firm equity any portfolio manager may acquire is at the discretion of the Board of Directors of Madison Investment Holdings, Inc. which considers a variety of factors including, for example, seniority, responsibility, and longevity.

With regard to ICP, portfolio managers receive up to 25% of the annual revenue of their respective investment strategy. Eighty percent (80%) of the ICP pool is paid to the investment team that manages each respective investment strategy and 20% is subjective, based largely on performance against benchmark, with consideration given to team dynamics within each respective investment strategy.

The intention of the 25% revenue model is to focus our portfolio managers on delivering consistent performance which in turn drives long-term assets under management and revenue growth for the firm. Madison believes that taking a long-term approach better aligns the interests of shareholders of the funds, our clients, the investment teams, and our firm.

There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.

(a)(4)	Dollar Range of Securities Owned as of December 31, 2024

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Manager
Ray Di Bernardo	None
Drew Justman	None

(b)	Not Applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) State Street serves as securities lending agent for the Registrant and in that role administers the Registrant’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and State Street (the “Securities Lending Agreement”).

State Street is compensated for services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income the Registrant earned and the fees and compensation it paid to State Street as securities lending agent in connection with its securities lending activities during the fiscal year ended December 31, 2024.

FUND	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for Cash Collateral Management Services	Rebate (paid to borrower)	Aggregate Fees/Compensation Paid by the Fund for Securities Lending Activity	Net Income to the Fund from Securities Lending Activities
XAI Madison Equity Premium Income Fund	$28,204	$645	$188	$25,869	$26,701	$1,503

The Registrant does not pay separate indemnification fees, administration fees, or other fees not reflected above.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	None.

(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	None.

(a)(5)(i)

On December 2, 2024, XAI Madison Equity Premium Income Fund (the “Fund”) dismissed Deloitte & Touche LLP as the Fund’s independent registered public accounting firm.

Deloitte & Touche LLP’s audit reports on the Fund’s financial statements as of and for the fiscal years ended December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022, and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022 and December 31, 2023, and through December 2, 2024, there were (i) no disagreements between the Fund and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused Deloitte & Touche to make reference in connection with their opinion to the subject matter of the disagreement, and (ii) no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On December 2, 2024, the Audit Committee of the Fund selected Cohen & Company, 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2024. This selection was approved by the Fund’s Board of Trustees, including by all of the Independent Trustees. The independent registered public accounting firm is expected to render an opinion annually on the financial statements and financial highlights of the Fund.

(a)(5)(ii)	Deloitte & Touche LLP Letter

(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI MADISON EQUITY PREMIUM INCOME FUND

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	March 7, 2025	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	March 7, 2025	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	March 7, 2025	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Proxy Voting Policy and Procedures

The XAI Closed-End Funds have adopted these Proxy Voting Policies and Procedures, as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the Funds.

Shareholders of the Funds expect the Funds to vote proxies received from issuers whose voting securities are held by the Funds. The Funds exercise their voting responsibilities as a fiduciary, with the goal of maximizing the value of the Funds and its shareholders’ investments. A Fund’s Sub-Adviser will seek to ensure that proxies are voted in the best interests of the Funds and its shareholders except where the Funds may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to Sub-Adviser

The Sub-Adviser shall vote all proxies relating to securities held by the Funds and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Disclosure of Proxy Voting Policies and Procedures in the Funds’ Statement of Additional Information (“SAI”) and Annual Report to Shareholders and Summary of Proxy Votes to Shareholders

The Funds shall include in annual reports to shareholders on Form N-CSR and in any SAI filed with the Securities and Exchange Commission in connection with a registration statement on Form N-2, a summary of the Proxy Policy. In lieu of including a summary of policy, the Funds may include the policy in full.

The Funds shall also ensure its Form N-PX is made available on the Fund’s website or upon request.

Material Conflicts of Interest

If (i) the Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Funds and (b) the Adviser, the Sub-Adviser or any of their affiliated persons, and (ii) the Sub-Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Sub-Adviser will follow the material conflict of interest procedures set forth in its Proxy Policy when voting such proxies.

Sub-Adviser and Funds’ CCO Responsibilities

The Funds have delegated proxy voting authority with respect to the Funds’ portfolio securities to the Sub-Adviser, as set forth above. Consistent with this delegation, the Sub-Adviser is responsible for the following:

1.	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Funds.

2.	Providing to the Funds’ CCO a summary of the material changes to a Proxy Policy during the period covered by the Funds’ CCO’s annual compliance report to the Board, and a redlined copy of such Proxy Policy as applicable.

3.	The Funds’ CCO shall review all Proxy Policies at least annually to ensure that they are in compliance with Rule 206(4)-6 under the Advisers Act and appear reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Funds owning the portfolio securities voted.

Review Responsibilities

The Sub-Adviser may retain a Proxy Voting Service to coordinate, collect, and maintain all proxy- related information.

If the Sub-Adviser retains a proxy-voting service, the Sub-Adviser will review the Funds’ voting records maintained by the Proxy Voting Service and, on a quarterly basis, select a sample of proxy votes from those submitted and examine them against the Proxy Voting Service files for accuracy of the votes.

Preparation and Filing of Proxy Voting Record on Form N-PX

The Funds will annually file a complete proxy voting record with the SEC on Form N-PX.

The Funds’ Administrator will be responsible for oversight and completion of the filing of the Funds’ reports on Form N-PX with the SEC. The Funds’ Administrator will file Form N-PX for each twelve- month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Recordkeeping

Documentation of all votes for the Funds will be maintained by the Sub-Adviser and/or the Proxy Voting Service.

Adopted: May 5, 2017

Updated: November 13, 2024